Putnam
Preferred
Income
Fund

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Exceptional returns from bank perpetual preferreds, continuing developments in the electric utility industry, and a favorable interest-rate environment over the final quarter of the year were the principal factors behind the fund's solid performance in fiscal 1996."

                                          -- Jeanne L. Mockard, manager
                                           Putnam Preferred Income Fund

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

13     Portfolio holdings

17     Financial statements

27     Results of shareholder meeting



From the Chairman

[GRAPHIC OMITTED:PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The confluence of three positive events in the closing weeks of fiscal 1996 -- a supportive market environment, significant further deregulation of electric utilities, and the favorable impact of a new type of security on the perpetual preferred market -- provided a strong finish to an otherwise lackluster period for Putnam Preferred Income Fund.

The market grew much more hospitable during the second half of the period than it was when we reported to shareholders at the fiscal year's midpoint. Regulatory easing is prompting many electric utilities to expand into other areas and to seek mergers and acquisitions. The trend is having a favorable effect on their preferred stocks and other securities. Finally, developments relating to a new type of preferred stock provided a boost to the fund's bank preferred holdings.

Fund Manager Jeanne Mockard sought maximum advantage from all three circumstances during the period. She provides further details in the following report on the fund's performance and prospects.

Respectfully yours,

/S/George Putnam
George Putnam

Chairman of the Trustees

January 15, 1997


Report from the Fund Manager
Jeanne L. Mockard

Noteworthy developments in the preferred stock market helped provide a year-end boost to Putnam Preferred Income Fund's performance, enabling it to complete its 1996 fiscal year on November 30 by posting market-beating performance at net asset value (NAV). Your fund's total returns of 8.61% and 8.22% at NAV for class A and class M shares, respectively, surpassed the 7.34% return measured by the Merrill Lynch Perpetual Preferred Index, one of the fund's key performance benchmarks and a commonly used yardstick for the preferred stock market. The fund's returns at public offering price were 5.06% and 5.99% for class A and class M shares, respectively.

We attribute the fund's success to the impact of a new type of preferred stock on one segment of the market where your fund had sizable exposure, and to a favorable environment for fixed-income securities over the last three months of the year. Please refer to the tables on pages 8 through 10 for complete performance and dividend information.

* ISSUANCE OF TRUST-PREFERRED STOCK BOOSTS BANK PERPETUAL PREFERREDS

The principal developments that boosted the fund's performance were late-year phenomena. Most significant among them was the issuance of a new type of preferred stock -- trust-preferred stock -- by banks and insurance companies. Issued through trust company subsidiaries, which accounts for its name, trust-preferred stock is classified differently by the Federal Reserve and by the Internal Revenue Service, which can result in lower after-tax costs for the issuer.

In October, the Fed passed regulatory changes indicating that the capital from these stocks should be classified as equity on banks' balance sheets. This is consistent with the Fed's treatment of other types of preferred stock. The IRS, meanwhile, effectively treats trust-preferred stock as debt, allowing issuers to account for the dividends paid on the securities as a tax-deductible cost. Other types of preferred stock are viewed as equity by the IRS, which prevents dividends paid from being treated as tax-deductible interest. As a result, the after-tax cost to an issuer of trust-preferred stock can be significantly lower than the cost of issuing other types of preferred stock.

Thus, after the new regulations were announced, banks seized on this tax advantage and rushed to issue these new securities. In addition, the expectation that the 1997 federal budget may include a measure outlawing the tax deductibility of trust-preferred stock provided further impetus to banks to capitalize on this window of opportunity. Bank issuance of trust-preferred stock, in turn, bolstered the prices of other types of preferreds, giving them a degree of scarcity value in the face of no new issuance by banks.

Your fund benefited from these developments because of its substantial exposure to bank preferreds. At the end of the period, nearly 20% of the fund's net assets were committed to bank preferreds.

[GRAPHIC HORIZONTAL BAR CHART OMITTED:COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

11/30/95 (COLOR BLACK ON CHART)
11/30/96 (COLOR GRAY ON CHART)

Perpetual                             61.8%
preferreds                            66.2%

Adjustable-rate                       14.2%
preferreds                            21.1%


Sinking-fund                          11.7%
preferreds                             8.1%

Common stocks                          9.2%
                                       1.8%

Convertible                            1.1%
 securities                            0.0%

Cash and                               1.4%
short-term securities                  4.1%

Footnote reads:
*Based on net assets as of 11/30/95 and 11/30/96. Composition will vary over time.

* SUPPORTIVE MARKET ENVIRONMENT ALLOWS MODEST SHIFT INTO ARPS

Following an extended period of rising interest rates and turbulence in the fixed-income markets, your fund enjoyed a supportive market environment during the last three months of the fiscal year. Long-term interest rates declined considerably, boosting the values of all securities with fixed income streams, including preferred stocks.

Because they behave like long-term bonds with no maturity dates, perpetual preferreds benefit greatly when interest rates fall. These benefits notwithstanding, declining rates also inevitably lead issuers to call in or retire preferreds that carry dividend rates above prevailing interest rates. In order to avoid a forced redemption of a number of perpetual preferred holdings all at once, we attempted to manage the impact of calls on the portfolio by trading securities in a staggered fashion as they approached their first call dates.

In keeping with our orientation toward finding value, some of this trading activity resulted in a modest increase in the fund's adjustable-rate preferred (ARP) holdings. ARPs carry coupons that reset with movements in short-term interest rates. They typically underperform perpetual preferreds when long-term rates are declining and, as such, frequently contain greater relative value once perpetual preferreds have appreciated substantially.

* UTILITY DEREGULATION PROMPTS INCREASED MERGERS AND ACQUISITIONS ACTIVITY

One of the more notable developments in the preferred market over the fiscal year was the increase in mergers and acquisitions among electric utilities and natural gas providers. Deregulation in the electric utility industry is causing major operators to attempt to consolidate their control over exploration, generation, and distribution of electric power. Various electric utilities have merged with natural gas providers, believing they will compete more effectively as combined rather than as separate entities.

* PORTFOLIO TURNOVER HISTORICALLY LOW AS FUND ATTEMPTS TO RETAIN HIGHER-YIELDING PREFERREDS

We believe the Federal Reserve Board's attempts to control inflation by adjusting monetary policy have, thus far, been successful. Indeed, with the economy continuing to grow at a moderate rate and strong economic releases frequently being offset by weaker ones, it is possible that Fed policy may remain stable in the months ahead.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

McDermott, Inc. Series B, $2.60 sinking-fund preferred
Oil services

Texas Utilities Co. Series B, $1.805 preferred
Electric utility

Merrill Lynch Series A, $2.25 preferred
Securities brokerage and investment management services

Bank of Boston Series E, $2.15 preferred
Multinational banking and financial services

General Motors Corp. Series B, $2.281 preferred
World leader in automobile manufacturing

Boise Cascade Corp. Series F, $2.35 preferred
Forest products and paper manufacturing

Lasalle National Corp. Series K, $4.375 preferred
Banking and financial services

Baltimore Gas and Electric Series 93, $7.125 preferred
Gas and electric utilities

BankAmerica Corp. Series B, $6.00 preferred
Banking and financial services

Travelers Corp. Series D, $2.313 preferred
Insurance and financial services

Footnote reads:
*Top 10 holdings represented 26.8% of the fund's net assets as of 11/30/96. Portfolio holdings will vary over time.

Now that the election season has passed, Washington is again likely to float the possibility of lowering the dividends-received deduction to 50% from the current 70%. Although the probability of such a reduction is uncertain, it has caused a slowdown in the overall issuance of preferreds. We believe, therefore, that it is perhaps more valuable than ever before to maintain a portfolio of high-coupon securities and to hold these securities for as long as possible. Consequently, portfolio turnover has been quite low relative to the fund's history and we expect this to continue to be the case for at least the next several months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income tax purposes. The dividends-received deduction is not available to noncorporate investors.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                            Class A                      Class M
(inception date)            (1/4/84)                     (4/20/95)
                           NAV   POP                    NAV    POP
------------------------------------------------------------------------
1 year                   8.61%    5.06%               8.22%     5.99%
------------------------------------------------------------------------
5 years                 55.37    50.37                  --        --
Annual average           9.21     8.50                  --        --
------------------------------------------------------------------------
10 years               103.08    96.55                  --        --
Annual average           7.34     6.99                  --        --
------------------------------------------------------------------------
Life of class              --       --               18.91     16.47
Annual average             --       --               11.28      9.87
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                    Merrill Lynch
                      Perpetual       Standard & Poor's       Consumer
                   Preferred Index       500 Index          Price Index
------------------------------------------------------------------------
1 year                  7.34%              27.85%               3.26%
------------------------------------------------------------------------
5 years                52.13              130.70               15.09
Annual average          8.75               18.19                2.85
------------------------------------------------------------------------
10 years*                 --              311.57               43.66
Annual average*           --               15.20                3.69
------------------------------------------------------------------------
Life of class M        16.59               52.72                4.41
Annual average         10.15               30.56                2.70
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

*The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.



[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

(plot points for 10-year total return mountain chart)

                    Fund      S&P 500            Consumer
Date/year         at POP        Index         Price Index
----------       -------     --------         -----------
11/30/86           9,678       10,000              10,000
11/30/87           9,087        9,523              10,453
11/30/88           9,722       11,737              10,897
11/30/89          10,791       15,363              11,404
11/30/90          10,734       14,825              12,120
11/30/91          12,651       17,840              12,482
11/30/92          14,307       21,132              12,862
11/30/93          16,176       23,267              13,207
11/30/94          15,462       23,510              13,560
11/30/95          18,098       32,192              13,913
11/30/96          19,655       41,157              14,366

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class M shares at inception on 4/20/95 would have been valued at $11,891 at net asset value on 11/30/96 ($11,647 at public offering price). The Merrill Lynch Perpetual Preferred Index is not shown because it has been in existence for less than 10 years.

TOTAL RETURN  FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                           Class A                      Class M
(inception date)          (1/4/84)                     (4/20/95)
                         NAV    POP                   NAV    POP
------------------------------------------------------------------------
1 year                 8.47%    4.90%               8.21%    6.10%
------------------------------------------------------------------------
5 years               49.82    44.87                  --       --
Annual average         8.42     7.70                  --       --
------------------------------------------------------------------------
10 years             104.79    98.08                  --       --
Annual average         7.43     7.07                  --       --
------------------------------------------------------------------------
Life of class            --       --               19.15    16.71
Annual average           --       --               10.86     9.51
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96

                               Class A                    Class M
------------------------------------------------------------------------
Distributions (number)           12                         12
------------------------------------------------------------------------
Income                        $0.584                     $0.562
------------------------------------------------------------------------
  Total                       $0.584                     $0.562
------------------------------------------------------------------------
Share value:                 NAV   POP                  NAV   POP
------------------------------------------------------------------------
11/30/95                   $8.59   $8.88              $8.58   $8.76
------------------------------------------------------------------------
11/30/96                   $8.71   $9.00              $8.69   $8.87
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend rate1      6.43%   6.22%              6.19%   6.06%
------------------------------------------------------------------------
Taxable equivalent3         8.85    8.56               8.52    8.34
------------------------------------------------------------------------
Current 30-day SEC yield2   6.27    6.06               6.05    5.93
------------------------------------------------------------------------
Taxable equivalent3         8.63    8.34               8.33    8.17
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

3 The taxable equivalent examples in this table show the return that a corporation taxed at the 35% federal corporate tax rate would have to earn from a non tax-advantaged investment to produce an after-tax return equal to that of the fund's, assuming 100% of distributions qualify for the dividends-received deduction.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge but carry no 12b-1 fee.

Class M shares have a lower initial sales charge than class A shares and carry a 12b-1 fee.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares and 2% for class M shares.



COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index* is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock-market performance.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


Report of independent accountants
For the fiscal year ended November 30, 1996

To the Trustees and Shareholders of
Putnam Preferred Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Preferred Income Fund (the "fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 10, 1997




Portfolio of investments owned
November 30, 1996

PREFERRED STOCKS  (95.4%) *
NUMBER OF SHARES                                                                                             VALUE

Automobiles  (5.4%)
------------------------------------------------------------------------------------------------------------------
           72,079  Ford Motor Co. Ser. B, $2.063, dep. shs. preferred (pfd).                           $ 2,018,210
          115,000  General Motors Corp. Ser. B, $2.281, dep. shs. pfd.                                   3,148,125
           54,000  General Motors Corp. Ser. G, $2.28, pfd.                                              1,512,000
                                                                                                      ------------
                                                                                                         6,678,335

Banks  (19.8%)
------------------------------------------------------------------------------------------------------------------
           25,000  Bank of Boston Corp. Ser. C, $5.50, Adjustable Rate Preferred (ARP)                   2,050,000
          135,000  Bank of Boston Corp. Ser. E, $2.15, dep. shs. pfd.                                    3,459,375
           30,000  BankAmerica Corp. Ser. A, $3.25, ARP                                                  1,492,500
           32,000  BankAmerica Corp. Ser. B, $6.00, ARP                                                  2,992,000
           25,000  BankAmerica Corp. Ser. M, $1.969, dep. shs. pfd.                                        634,375
           37,000  Bankers Trust New York Corp. Ser. P, $1.875, pfd.                                       929,625
           70,000  Bankers Trust New York Corp. Ser. Q, $1.437, ARP                                      1,583,750
           50,000  Chase Manhattan Corp. Ser. B, $2.44, pfd.                                             1,431,250
            8,850  Chase Manhattan Corp. Ser. M, $2.10, pfd.                                               235,631
           22,510  Citicorp Ser. 18, $1.439, ARP                                                           523,358
           17,400  Citicorp Ser. 3, $7.00, ARP                                                           1,713,900
           10,000  Fleet Financial Group, Inc., Ser. D, $2.325, dep. shs. pfd.                             261,250
           66,766  Fleet Financial Group, Inc. Ser. E, $2.338, dep. shs. pfd.                            1,861,102
           15,000  Indosuez Holdings 144A, ADS, $2.594, pfd. (Mexico)                                      412,500
           60,000  Lasalle  National Corp. Ser. K, $4.375, pfd.                                          3,060,000
           40,000  Unionbancal Corp. Ser. A, $2.094, pfd.                                                1,025,000
           24,000  US Bancorp Ser. A, $2.031, pfd.                                                         612,000
                                                                                                      ------------
                                                                                                        24,277,616

Combined Utilities  (12.5%)
------------------------------------------------------------------------------------------------------------------
           15,000  Baltimore Gas & Electric Co. $6.99, pfd.                                              1,623,750
           15,000  Baltimore Gas & Electric Co. Ser. 87, $6.75, pfd.                                     1,533,750
           28,000  Baltimore Gas & Electric Co. Ser. 93, $7.125, pfd.                                    3,052,000
            9,000  Jersey Central Power & Light Co. Ser. E, $7.88, pfd.                                    923,625
           80,000  Long Island Lighting Co. Sinking Fund Ser. NN, $1.95, pfd.                            1,610,000
          116,000  New York State Electric & Gas Corp. Ser. B, $1.47, ARP                                2,523,000
           20,000  Pacific Gas & Electric Co. Ser. U, $1.76, pfd.                                          520,000
           11,750  Public Service Electric & Gas Co. $6.92, pfd.                                         1,210,250
           23,200  Western Resources, Inc. Sinking Fund, $7.58, pfd.                                     2,343,200
                                                                                                      ------------
                                                                                                        15,339,575

Computer Software  (0.5%)
------------------------------------------------------------------------------------------------------------------
           24,033  IBM Corp. Ser. A, $1.875, dep. shs. pfd.                                                645,887

Electric Utilities  (22.5%)
------------------------------------------------------------------------------------------------------------------
          100,000  Alabama Power Co. Ser. 93-A, $1.205, ARP                                              2,262,500
           50,000  Arizona Public Service Co. Ser. W, $1.813, pfd.                                       1,250,000
           20,000  Central Maine Power Co. Ser. A, $7.999, pfd.                                          1,960,000
            7,070  Commonwealth Edison Co. Ser. A, $8.40, pfd.                                             717,605
           17,522  Entergy Gulf States Utilities $8.52, pfd.                                             1,695,254
           15,000  Florida Power & Light Co. Ser. S, $6.98, pfd.                                         1,605,000
          100,000  Georgia Power Co. Ser. 1993, $1.538, ARP                                              2,450,000
           80,941  Georgia Power Co. Ser. 93-2, $1.418, ARP                                              1,932,466
           39,800  Niagara Mohawk Power Corp. Ser. A, $1.625, ARP                                          676,600
           40,000  Niagara Mohawk Power Corp. Ser. C, $1.913, ARP                                          760,000
           50,000  Niagara Mohawk Power Corp. $2.375, pfd.                                               1,200,000
            8,120  Northern States Power Co. $5.50, ARP                                                    732,830
            1,038  Pacificorp Sinking Fund, $ 7.12, pfd.                                                   105,357
           31,200  Pacificorp Ser. 92, $1.98, pfd.                                                         795,600
           15,000  Peco Energy $7.48, pfd.                                                               1,556,250
           10,000  Pennsylvania Power & Light Co. Sinking Fund, $6.33, pfd.                              1,035,000
           10,000  Pennsylvania Power & Light Co. Sinking Fund, $6.125, pfd.                               990,000
           18,000  PSI Energy, Inc. $1.86,  pfd.                                                           456,750
           60,000  Texas Utilities Electric Co. Ser. A, $1.875, dep. shs. pfd.                           1,590,000
          150,000  Texas Utilities Electric Co. Ser. B, $1.805, dep. shs. pfd.                           3,881,250
                                                                                                      ------------
                                                                                                        27,652,462

Finance  (8.5%)
------------------------------------------------------------------------------------------------------------------
           10,000  Bear Stearns & Co. Ser. A, $2.75, ARP                                                   442,500
           28,300  Bear Stearns & Co. Ser. B, $1.97, dep. shs. pfd.                                        732,263
           95,000  Heller Financial Inc. Ser. A, $2.031, pfd.                                            2,541,250
           40,000  MBNA Corp. Ser. B, $1.708, ARP                                                        1,030,000
          116,324  Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs. pfd.                               3,489,720
           30,000  Morgan Stanley $3.875, dep. shs. pfd.                                                 1,612,500
           24,000  Morgan Stanley $1.844, dep. shs. pfd.                                                   609,000
                                                                                                      ------------
                                                                                                        10,457,233

Financial Services  (1.7%)
------------------------------------------------------------------------------------------------------------------
           38,350  Household International, Inc. Ser. 92-A, $2.063, dep. shs. pfd.                       1,073,800
           20,000  J.P. Morgan & Co. Inc. Ser. H, $3.313, dep. shs. pfd.                                 1,042,500
                                                                                                      ------------
                                                                                                         2,116,300

Food Chains  (2.1%)
------------------------------------------------------------------------------------------------------------------
          102,569  McDonalds Corp. Ser. E, $1.93, dep. shs. pfd.                                         2,628,331

Forest Products  (2.6%)
------------------------------------------------------------------------------------------------------------------
          120,000  Boise Cascade Corp. Ser. F, $2.35, dep. shs. pfd.                                     3,135,000

Gas Pipelines  (2.2%)
------------------------------------------------------------------------------------------------------------------
           28,000  Enserch Corp. Ser. E, $7.00, ARP                                                      2,758,000

Gas Utilities  (0.4%)
------------------------------------------------------------------------------------------------------------------
           18,700  Washington Natural Gas Co. Ser. III, $2.125, pfd.                                       483,863

Insurance  (6.1%)
------------------------------------------------------------------------------------------------------------------
           79,500  AON Corp. $2.00, pfd.                                                                 2,047,125
           74,000  Berkley (W.R.) Corp. Ser. A, $1.844, pfd.                                             1,896,250
           27,735  Provident Cos., Inc., $2.025, trust pfd.                                                714,176
          107,500  Travelers Corp. Ser. D, $2.313, dep. shs. pfd.                                        2,768,125
                                                                                                      ------------
                                                                                                         7,425,676

Natural Gas  (1.4%)
------------------------------------------------------------------------------------------------------------------
           66,000  Phillips Gas Co. Ser. A, $2.23, pfd.                                                  1,740,750

Oil Services  (4.4%)
------------------------------------------------------------------------------------------------------------------
           57,500  LASMO PLC ADS Ser. A, $2.50, pfd. (United Kingdom)                                    1,495,000
          129,051  McDermott Inc. Sinking Fund Ser. B, $2.60, pfd.                                       3,968,318
                                                                                                      ------------
                                                                                                         5,463,318

Paper  (1.3%)
------------------------------------------------------------------------------------------------------------------
           60,000  Bowater, Inc. Ser. C, $2.10, dep. shs. pfd.                                           1,560,000

Publishing  (1.0%)
------------------------------------------------------------------------------------------------------------------
           49,500  Newscorp Overseas Corp. Ser. A, $2.156, pfd.                                          1,231,313

Telephone Utilities  (0.5%)
------------------------------------------------------------------------------------------------------------------
            5,490  GTE Florida Inc. $8.16, pfd.                                                            579,195

Tobacco  (1.4%)
------------------------------------------------------------------------------------------------------------------
           67,300  RJR Nabisco Holding Ser. B, $2.313, dep. shs. pfd.                                    1,724,563

Water Utilities  (1.1%)
------------------------------------------------------------------------------------------------------------------
           13,500  United Water Resources, Inc. Ser. B, $7.625, pfd.                                     1,323,000
                                                                                                      ------------
                   Total Preferred Stocks  (cost $114,978,806)                                       $ 117,220,417

COMMON STOCKS  (1.8%) *
NUMBER OF SHARES                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------
           30,000  Pacific Gas & Electric Co.                                                            $ 723,750
           13,400  Potomac Electric Power Co.                                                              348,400
           29,000  Public Service Enterprise Group, Inc.                                                   830,125
           15,000  UGI Corp.                                                                               328,125
                                                                                                      ------------
                   Total Common Stocks (cost $2,193,208)                                               $ 2,230,400

SHORT-TERM INVESTMENTS (4.1%) * (cost $5,012,566)
PRINCIPAL AMOUNT                                                                                             VALUE
------------------------------------------------------------------------------------------------------------------
       $5,011,000  Interest in $519,226,000 joint repurchase agreement dated
                   November 29, 1996 with UBS Securities due December 2, 1996 with respect to various U.S. Treasury obligations -- maturity
                   value of $5,013,349 for an effective yield of 5.625%                                $ 5,012,566
------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $122,184,580) ***                                         $ 124,463,383
------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $122,835,216.

*** The aggregate identified cost on a tax basis is $122,193,279, resulting in gross unrealized appreciation and depreciation of $4,625,375 and $2,355,271, respectively, or net unrealized appreciation of $2,270,104.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADS after the name of a foreign holding stands for American Depository Shares, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1996

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $122,184,580) (Note 1)                                            $124,463,383
-----------------------------------------------------------------------------------------------
Cash                                                                                        409
-----------------------------------------------------------------------------------------------
Dividends receivable                                                                    775,012
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  224,105
-----------------------------------------------------------------------------------------------
Total assets                                                                        125,462,909

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   245,029
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,111,154
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            194,329
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               16,969
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             5,259
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,211
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,868
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   51,874
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,627,693
-----------------------------------------------------------------------------------------------
Net Assets                                                                         $122,835,216

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital  (Notes 1 and  4)                                                  $153,119,594
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (60,096)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (32,503,085)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,278,803
-----------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding           $122,835,216

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($117,502,168 divided by 13,484,691 shares)                                               $8.71
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.71)*                                    $9.00
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,333,048 divided by 613,439 shares)                                                    $8.69
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $8.69)*                                    $8.87
-----------------------------------------------------------------------------------------------

Footnote reads:
*On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1996

Investment income:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $21,563)                                                 $8,942,235
----------------------------------------------------------------------------------------------------
Interest                                                                                      222,381
----------------------------------------------------------------------------------------------------
Total investment income                                                                    9,164,616
----------------------------------------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                             770,549
----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                               165,378
----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             16,658
----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                               7,442
----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                          7,322
----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                       37,527
----------------------------------------------------------------------------------------------------
Registration fees                                                                                425
----------------------------------------------------------------------------------------------------
Auditing                                                                                      29,005
----------------------------------------------------------------------------------------------------
Legal                                                                                          4,385
----------------------------------------------------------------------------------------------------
Postage                                                                                       15,937
----------------------------------------------------------------------------------------------------
Other                                                                                          5,388
----------------------------------------------------------------------------------------------------
Total expenses                                                                             1,060,016
----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                   (65,253)
----------------------------------------------------------------------------------------------------
Net expenses                                                                                 994,763
----------------------------------------------------------------------------------------------------
Net investment income                                                                      8,169,853
----------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                             613,554
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                 1,099,640
----------------------------------------------------------------------------------------------------
Net gain on investments                                                                    1,713,194
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $9,883,047
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets
                                                                                               Year ended November 30
                                                                                         --------------------------------
                                                                                               1996                  1995
-------------------------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $8,169,853            $8,511,262
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     613,554            (1,533,139)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,099,640            12,384,240
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      9,883,047            19,362,363
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                                             (7,929,910)           (8,727,588)
-------------------------------------------------------------------------------------------------------------------------
     Class M                                                                               (187,209)              (19,583)
-------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
     Class A                                                                                (58,710)                   --
-------------------------------------------------------------------------------------------------------------------------
     Class M                                                                                 (1,386)                   --
-------------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                          (191,510)           (9,116,711)
-------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              1,514,322             1,498,481
-------------------------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       121,320,894           119,822,413
-------------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment income and
undistributed net investment income of $60,096 and $52,552, respectively)              $122,835,216          $121,320,894
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights**
(For a share outstanding throughout the period)
                                                                            April 20, 1995
                                                                             (commencement
                                                           Year ended        of operations)
                                                          November 30       to November 30
                                                         -----------------------------------------------------
                                                                 1996                 1995                1996
                                                         -----------------------------------------------------
                                                                         Class M                       Class A
                                                         -----------------------------------------------------
Net asset value, beginning of period                           $8.58                $8.12                $8.59
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                                            .56                  .33                  .58
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           .11                  .46                  .12
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .67                  .79                  .70
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net investment income                                      (.56)                (.33)                (.58)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income                                --(d)                --                   --(d)
--------------------------------------------------------------------------------------------------------------
Total distributions                                             (.56)                (.33)                (.58)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.69                $8.58                $8.71
--------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)               8.22                 9.88*                8.61
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $5,333                 $729             $117,502
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                  1.14                  .67*                 .89
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)        6.41                 3.73*                6.90
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         29.51                34.76                29.51
--------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                              $.0564                                    $.0564
--------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                           Year ended November 30
                                                                  ------------------------------------------------
                                                                    1995                 1994                 1993
                                                                  ------------------------------------------------
                                                                                       Class A
                                                                  ------------------------------------------------
Net asset value, beginning of period                               $7.88                $8.81                $8.34
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                                .57                  .56                  .60
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               .73                 (.93)                 .47
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.30                 (.37)                1.07
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income                                          (.59)                (.56)                (.60)
------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   --                   --                   --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.59)                (.56)                (.60)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $8.59                $7.88                $8.81
------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                  17.05                (4.41)               13.07
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $120,591             $119,822             $144,185
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                       .90                  .81                  .83
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)            6.91                 6.64                 6.83
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             34.76                32.84               114.53
------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)
                                                           Year ended November 30
                                                     ----------------------------
                                                                             1992
---------------------------------------------------------------------------------
                                                                          Class A
---------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.00
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .68
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .34
---------------------------------------------------------------------------------
Total from investment operations                                             1.02
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                                   (.68)
---------------------------------------------------------------------------------
In excess of net investment income                                             --
---------------------------------------------------------------------------------
Total distributions                                                          (.68)
---------------------------------------------------------------------------------
Net asset value, end of period                                              $8.34
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           13.08
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $142,378
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .83
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     8.23
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                     188.68
---------------------------------------------------------------------------------
Average commission rate paid (c)
---------------------------------------------------------------------------------

  * Not annualized.

 ** The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on November 29, 1994.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended
    November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

Putnam Preferred Income Fund (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high after-tax income for corporate shareholders and current income for all investors with minimum fluctuations in principal.

The fund offers class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks, for which reliable market quotations are not readily available, are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $51,330,000. This amount includes approximately $18,836,000 of capital loss carryovers acquired in connection with the fund's acquisition of the net assets of Putnam Corporate Cash Fund-Adjustable Rate Preferred Portfolio in 1990. The amount of the capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income.

     Loss Carryover     Expiration
------------------------------------------
     $29,523,000     November 30, 1997
      14,805,000     November 30, 1998
       5,261,000     November 30, 1999
         208,000     November 30, 2000
       1,533,000     November 30, 2003

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and expiration of a capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $105,286 to increase distributions in excess of net investment income and $29,031,247 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $29,136,533. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $65,253 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $740 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing class M shares of the fund. The class M Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 1.00% of the average net assets attributable to class M shares. The Trustees have approved payment by the fund at an annual rate of .25% of the average net assets attributable to class M shares.

For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $24,449 and $4,501 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $33,664,183 and $34,861,476 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Year ended
                             November 30, 1996
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold           2,600,524          $22,095,872
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           606,063            5,145,980
----------------------------------------------------
                      3,206,587           27,241,852

Shares
repurchased          (3,757,062)         (31,934,220)
----------------------------------------------------
Net decrease           (550,475)         $(4,692,368)
----------------------------------------------------

                                  Year ended
                               November 30, 1995
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold           1,621,569          $13,489,056
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           685,918            5,663,875
----------------------------------------------------
                      2,307,487           19,152,931

Shares
repurchased          (3,471,975)         (28,978,399)
----------------------------------------------------
Net decrease         (1,164,488)         $(9,825,468)
----------------------------------------------------

                                Year ended
                             November 30, 1996
----------------------------------------------------
Class M                 Shares                Amount
----------------------------------------------------
Shares sold            659,164            $5,596,724
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           19,994               169,452
----------------------------------------------------
                       679,158             5,766,176

Shares
repurchased           (150,701)           (1,265,318)
----------------------------------------------------
Net increase           528,457            $4,500,858
----------------------------------------------------

                              For the period
                              April 20, 1995
                            (commencement of
                              operations) to
                             November 30, 1995
----------------------------------------------------
Class M                Shares                 Amount
----------------------------------------------------
Shares sold           120,298             $1,005,298
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           2,003                 16,963
----------------------------------------------------
                      122,301              1,022,261

Shares
repurchased           (37,319)              (313,504)
----------------------------------------------------
Net increase           84,982               $708,757
----------------------------------------------------



Federal tax information

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Results of October 31, 1996 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                  Votes                Votes
                                   for                withheld
                                 -------             ----------
Jameson Adkins Baxter           8,306,405              194,350
Hans H. Estin                   8,244,564              256,191
John A. Hill                    8,310,173              190,586
Ronald J. Jackson               8,267,206              233,550
Elizabeth T. Kennan             8,302,574              198,182
Lawrence J. Lasser              8,310,173              190,583
Robert E. Patterson             8,310,173              190,583
Donald S. Perkins               8,248,123              252,632
William F. Pounds               8,248,123              252,632
George Putnam                   8,248,123              252,632
George Putnam, III              8,309,964              190,791
Eli Shapiro                     8,202,578              298,177
A.J.C. Smith                    8,302,783              197,973
W. Nicholas Thorndike           8,310,173              190,583

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 8,334,231 votes for, and 32,185 votes against, with 134,338 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
6,161,178 votes for, and 508,514 votes against, with 1,831,064 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 6,090,055 votes for, and 454,468 votes against, with 1,956,233 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
6,101,740 votes for, and 436,394 votes against, with 1,962,621 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 6,169,520 votes for, and 386,164 votes against, with 1,945,072 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
6,306,191 votes for, and 355,291 votes against, with 1,839,274 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 6,015,268 votes for, and 626,374 votes against, with 1,859,114 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
6,233,634 votes for, and 421,312 votes against, with 1,845,809 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 6,082,216 votes for, and 439,732 votes against, with 355,996 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 5,996,846 votes for, and 633,736 votes against, with 1,870,174 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 6,009,943 votes for, and 534,041 votes against, with 1,902,676 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 6,064,038 votes for, and 534,041 votes against, with 1,902,676 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 6,085,891 votes for, and 493,710 votes against, with 1,921,154 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 60,83,025 votes for, and 555,149 votes against, with 1,862,582 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 6,161,645 votes for, and 479,379 votes against, with 1,859,732 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
Investments
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